                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Astoria Financial Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                         Astoria Financial Corporation
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                     [LETTERHEAD OF FINANCIAL CORPORATION]


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 21, 1997

     The Annual Meeting of Shareholders of Astoria Financial Corporation will be held on Wednesday, May 21, 1997, at 9:30 a.m., Eastern time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York 11040. The meeting will be held to consider and act upon the following matters:

     1.  The election of three directors for terms of three years each;

     2.  The ratification of the appointment of independent auditors; and

     3. Such other matters as may properly come before the Annual Meeting or any adjournment or postponements thereof.

     Holders of record of Astoria Financial Corporation common stock as of the close of business on March 26, 1997, are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. A list of shareholders entitled to vote at the Annual Meeting will be available at the meeting and at Astoria Financial Corporation, One Astoria Federal Plaza, Lake Success, New York 11042-1085, and the New Hyde Park Inn at the address set forth above for a period of ten days prior to the meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

                                         By Order of the Board of Directors,

                                         /s/ William K. Sheerin

                                         William K. Sheerin
                                         Senior Vice President & Secretary

Dated:    April 7, 1997

                         ASTORIA FINANCIAL CORPORATION
                           ONE ASTORIA FEDERAL PLAZA
                       LAKE SUCCESS, NEW YORK 11042-1085


                         ------------------------------
                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 21, 1997
                         ------------------------------


GENERAL INFORMATION

     This Proxy Statement and the accompanying proxy card are being furnished to the shareholders of Astoria Financial Corporation ("AFC") in connection with the solicitation of proxies by the Board of Directors of AFC (the "Board") for use at the AFC Annual Meeting of Shareholders to be held on May 21, 1997, and at any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at 9:30 a.m., Eastern time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York 11040. Only holders of record of AFC's issued and outstanding common stock ("AFC Common Stock"), par value $0.01 per share, as of the close of business on March 26, 1997 (the "Record Date") are entitled to vote at the Annual Meeting. The 1996 Annual Report to Shareholders, including the consolidated financial statements for the fiscal year ended December 31, 1996, accompanies this Proxy Statement and the proxy card which are first being mailed or given to shareholders of record on or about April 7, 1997.

VOTING AND QUORUM REQUIREMENTS

     As of the Record Date, there were 21,230,708 shares of AFC Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of AFC Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter to properly come before the Annual Meeting, except as described below. The presence, either in person or by proxy, of the holders of a majority of the shares of AFC Common Stock issued and outstanding as of the Record Date is necessary to constitute a quorum at the Annual Meeting.

     The election of directors shall be by a plurality of votes cast by the holders of AFC Common Stock present, in person or by proxy, and entitled to vote thereon. Holders of AFC Common Stock may not vote their shares cumulatively with respect to the election of directors. The ratification of the appointment of independent auditors and any other matters as may properly come before the annual meeting requires the affirmative vote of a majority of the votes cast by the holders of AFC Common Stock present, in person or by proxy, and entitled to vote thereon.

     Shares of AFC Common Stock as to which the "ABSTAIN" box has been selected on the proxy card with respect to the ratification of appointment of KPMG Peat Marwick LLP as independent auditors for AFC will be counted as present and entitled to vote and will have the effect of a vote against the proposal. In contrast, shares underlying broker non-votes will not be counted as present and entitled to vote and will have no effect on the vote on each matter presented.

     EVERY PROPERLY EXECUTED PROXY THAT IS TIMELY RECEIVED BY AFC WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN UNLESS OTHERWISE REVOKED. PROPERLY EXECUTED UNMARKED PROXIES WILL BE VOTED FOR THE ELECTION OF THE BOARD'S NOMINEES AS DIRECTORS, AND FOR THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS. IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED AN ASSIGNMENT OF VOTING RIGHTS FROM THE SHAREHOLDER OF RECORD TO VOTE PERSONALLY AT THE ANNUAL MEETING.

     Pursuant to the Certificate of Incorporation of AFC, no record shareholder of AFC Common Stock which is beneficially owned, directly or indirectly, by a shareholder who as of the Record Date beneficially owns more than ten percent (10%) of the AFC Common Stock outstanding on such date will be entitled or permitted to vote any shares of AFC Common Stock in excess of ten percent (10%) of AFC Common Stock outstanding as of the Record Date. For purposes of this limitation, neither the Astoria Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP") nor the trustee of such plan is considered the beneficial owner of the AFC Common Stock held by the ESOP.

REVOCATION OF PROXIES

      Any shareholder who executes a proxy has the right to revoke it at any time before it is voted. A proxy may be revoked by delivering to the Secretary of AFC, at its principal office, either a written revocation or a proxy, duly executed, bearing a later date, or by attending the Annual Meeting and voting in person.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information, as of February 28, 1997, with respect to the beneficial ownership of AFC Common Stock by each person or group of persons, as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), known to AFC to be the beneficial owner of more than 5% of AFC voting stock. The only AFC voting stock outstanding is AFC Common Stock.

                                                                AMOUNT AND NATURE OF     PERCENT OF
TITLE OF CLASS         NAME & ADDRESS OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP       CLASS
----------------       ----------------------------------       --------------------     ----------
    Common        State Street Bank and Trust Company, Trustee       2,716,424 (1)        12.72 %
                  225 Franklin Street
                  Boston, Massachusetts
    Common        FMR Corp.                                          1,530,170 (2)         7.16 %
                  82 Devonshire Street
                  Boston, Massachusetts 02109

----------

(1) State Street Bank and Trust Company ("State Street") is the trustee of the ESOP, which is administered by the ESOP Committee consisting of four (4) officers of Astoria Federal Savings and Loan Association (the "Association"), one of whom is an executive officer of AFC. As of December 31, 1996, State Street held 2,612,324 shares of AFC Common Stock for the benefit of the participants of the ESOP. Under the terms of the ESOP, the Trustee votes the shares held by the ESOP Trust based upon directions received from the participants as "named fiduciaries" in the ESOP. As of December 31, 1996, approximately 653,212 shares were allocated to participants. For voting purposes, each participant as a "named fiduciary" will be eligible to direct the Trustee how to vote at the Annual Meeting as to the number of shares of AFC Common Stock which have been allocated to his or her account under the ESOP. The remaining unallocated shares and any allocated shares with respect to which no voting instructions have been received, will be voted by the Trustee at the Annual Meeting in the same manner and proportion as the allocated shares with respect to which voting instructions have been received, so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Due to the requirements of ERISA, the trustee is deemed to have shared voting power as to all shares held in the ESOP trust. According to a filing on Schedule 13G dated February 10, 1997, State Street also holds 104,100 shares as trustee of various collective investment funds for employee benefit plans of other companies and other index accounts, as to which State Street has sole voting and dispositive power.

(2) According to a filing on Schedule 13G dated February 14, 1997, Edward C. Johnson 3d and Abigail P. Johnson own 12.0 % and 24.5 %, respectively, of the outstanding voting common stock of FMR Corp. Mr. Johnson is Chairman of FMR Corp. Ms. Johnson is a director of FMR Corp. Members of Mr. Johnson's family and trusts for their benefit own approximately 49% of the voting power of FMR Corp. These family members may be deemed to form a controlling group with respect to FMR Corp. Fidelity Management & Research Company ("FMRC"), a wholly owned subsidiary of FMR Corp. and an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, is the beneficial owner of 816,000 shares of AFC Common Stock as a result of acting as investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940. Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp., is the beneficial owner of 714,170 shares of AFC Common Stock. Edward C. Johnson 3d and FRM Corp., through its control of Fidelity Management Trust Company, each claim sole dispositive over 714,170 shares of AFC Common Stock and sole power to direct the voting of 582,570 shares, and no power to vote or to direct the voting of 131,600 shares of AFC Common Stock owned by institutional account(s).

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     The Board consists of nine directors divided into three classes, each consisting of three directors. Upon election by the shareholders, the directors of each class serve for a term of three years, with the directors of one class elected each year.

     In all cases, directors serve until their respective successors are duly elected and qualified. Pursuant to the Bylaws of AFC, no person is eligible for election or appointment as a director who is seventy-five (75) years of age or older, and no person shall continue to serve as a director after the regular meeting immediately preceding his seventy-fifth (75th) birthday. As a result, Mr. Henry Drewitz will retire from the Boards of Directors of AFC and the Association on April 16, 1997. The Board has elected Mr. Engelke to the office of Chairman of the Board and has reduced size of the Board of Directors to eight seats effective upon Mr. Drewitz's retirement.

     The directors whose terms expire at the Annual Meeting are Andrew M. Burger, Denis J. Connors and Thomas J. Donahue. Each of these directors (singularly the "Board Nominee" and collectively the "Board Nominees") has been nominated by the Board to stand for reelection, and, if elected, to serve for a term expiring at the annual meeting of shareholders to be held in 2000. Each Board Nominee has consented to being named in this Proxy Statement and to serve if elected.

     IF ANY BOARD NOMINEE SHOULD REFUSE OR BE UNABLE TO SERVE, THE PROXIES WILL BE VOTED FOR SUCH PERSON AS SHALL BE DESIGNATED BY THE BOARD TO REPLACE SUCH NOMINEE. THE BOARD PRESENTLY HAS NO KNOWLEDGE THAT ANY OF THE BOARD NOMINEES WILL REFUSE OR BE UNABLE TO SERVE.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE BOARD NOMINEES FOR
                                              ---
ELECTION AS DIRECTORS OF AFC FOR TERMS OF THREE YEARS EACH.

BOARD NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the Board Nominees for election and members of the Board of AFC.

                                                                                                 DIRECTOR       TERM
     NAME                     AGE (1)                     POSITIONS HELD WITH AFC (2)            SINCE (3)     EXPIRES
     ----                     -------                     ---------------------------            ---------     -------
Henry Drewitz                    74         Director,  Chairman of the Board (4)                   1971          1999
George L. Engelke, Jr.           58         Director, President, & Chief Executive Officer (4)     1983          1999
Ralph F. Palleschi               50         Director                                               1996          1999
Andrew M. Burger                 62         Director & Nominee                                     1975          1997
William J. Fendt                 71         Director                                               1976          1998
Robert G. Bolton                 72         Director                                               1988          1998
Denis J. Connors                 55         Director & Nominee                                     1990          1997
Thomas J. Donahue                56         Director & Nominee                                     1990          1997
Thomas V. Powderly               59         Director, Consultant & Advisory Board Member           1995          1998

----------

(1)  As of the Record Date.
(2)  All directors of AFC also serve as directors of the Association.
(3) All directors, except Messrs. Powderly and Palleschi, commenced service as directors of AFC on June 14, 1993, the date of AFC's incorporation. As to such directors, the dates set forth are the dates the individuals commenced service as directors of the Association. Mr. Powderly and Mr. Palleschi commenced service as directors of AFC and the Association on January 31, 1995 and on July 17, 1996, respectively.
(4) Mr. Drewitz will retire from the Board on April 16, 1997. The Board has elected Mr. Engelke Chairman of the Board effective following the regular Board meeting called for such date.

     The following table sets forth certain information regarding the non-director executive officers of AFC.

        NAME           AGE (1)                      POSITIONS HELD WITH AFC
        ----           ------                       -----------------------
Arnold K. Greenberg      56     Senior Vice President & Assistant Secretary
Thomas W. Drennan        52     Senior Vice President
Monte N. Redman          46     Senior Vice President, Treasurer & Chief Financial Officer
William K. Sheerin       61     Senior Vice President & Secretary
Alan P. Eggleston        43     Senior Vice President & General Counsel

----------

(1)  As of the Record Date

     All executive officers of AFC have served as such since June 16, 1993, the date of the first organizational meeting of AFC following its incorporation, except Mr. Eggleston who has served as an executive officer since December 1995. All executive officers of AFC are elected annually and serve until their respective successors have been chosen, subject to their removal as officers at any time by the affirmative vote of a majority of the authorized number of directors then constituting the Board of Directors. See "Executive Compensation -Employment Agreements".

BIOGRAPHICAL INFORMATION

     The following is a brief description of the business experience of the directors, Board Nominees and executive officers for at least the past five years and their respective directorships, if any, with other public companies subject to the reporting requirements of the Exchange Act.

     Directors and Board Nominees

     HENRY DREWITZ has been Chairman of the Board of AFC since its formation in 1993. Mr. Drewitz was named President and Chief Executive Officer of the Association in 1974 and Chairman of the Association's Board of Directors in 1975. In 1989 he retired as President and Chief Executive Officer of the Association. From the time of his retirement as an officer of the Association in 1989 until September 30,1993, Mr. Drewitz served as a consultant to the Association. Mr. Drewitz will cease service as a director and as Chairman of the Board of AFC on April 16, 1997.

     GEORGE L. ENGELKE, JR. has been President and Chief Executive Officer of AFC since its formation in 1993. A certified public accountant, he joined the Association in 1971 as Vice President and Treasurer. He was named Executive Vice President and Treasurer in 1974, Chief Operating Officer in 1986 and President and Chief Executive Officer in 1989. Mr. Engelke is the past Chairman and a current director of the Community Bankers Association of New York State, a former director of the Federal Home Loan Bank of New York and America's Community Bankers and a director of the Community Preservation Corporation. The Board has elected Mr. Engelke Chairman of the Board effective following the regular Board meeting called for April 16, 1997.

     RALPH F. PALLESCHI, a certified public accountant, co-founded, in 1983, First Long Island Investors, Inc., a registered investment advisor pursuant to the Investment Advisors Act of 1940 and a registered broker/dealer with the National Association of Securities Dealers, Inc. (NASD). He continues to serve as a director and is Executive Vice President and Chief Financial Officer of such company. He has also served from 1993 to 1997 as Chief Operating Officer of the New York Islanders Hockey Team. From 1977 to 1983, he served as Vice President - Finance and Chief Financial Officer of Entenmann's Inc., a publicly traded food products company. From 1968 to 1977, he was employed by Peat Marwick Mitchell & Co., predecessor of KPMG Peat Marwick LLP.

     ANDREW M. BURGER is President of Atlantic Iron Works, Inc., a steel fabricating company located in Long Island City, New York.

     WILLIAM J. FENDT is a retired executive of New York Telephone Company, the predecessor of NYNEX.

     ROBERT G. BOLTON, in 1989, retired from his position as Vice President of the Association. Prior to his service with the Association, Mr. Bolton was Chief Executive Officer of Oneonta Federal Savings and Loan Association, which was acquired by the Association in 1988.

     DENIS J. CONNORS is the former Chairman and Chief Executive Officer of Curran & Connors, Inc., a designer and publisher of annual reports. See "Compensation Committee Interlocks and Insider Participation on Compensation Decisions."

     THOMAS J. DONAHUE, a certified public accountant, retired as a partner of Peat, Marwick, Mitchell & Co., the predecessor of KPMG Peat Marwick LLP, in 1986. Following his retirement and prior to becoming a director of the Association, Mr. Donahue served as president and a director of other savings institutions from 1987 to 1990. Presently, Mr. Donahue is self-employed as a financial consultant.

     THOMAS V. POWDERLY served in a variety of capacities with Fidelity New York, F.S.B. ("Fidelity") prior to its acquisition by the Association on January 31, 1995. From 1986 to 1990, he served as its Executive Vice President. In 1990, he was appointed its President and Chief Operating Officer and in 1992 was named its Chief Executive Officer. He was named Chairman of the Board of Directors of Fidelity in 1993. From 1993 until January 31, 1995, he served as its Chairman and Chief Executive Officer. Prior to 1986, Mr. Powderly held positions with Edward S. Gordon, Inc., a commercial real estate brokerage and management firm, and with several other thrift institutions.

     Executive Officers Who Are Not Directors

     ARNOLD K. GREENBERG has served as Senior Vice President of AFC since its formation in 1993 and as Assistant Secretary since December 1993. He joined the Association in 1975 as Vice President and was appointed Senior Vice President in 1979. In 1986, Mr. Greenberg became Senior Vice President, Administration and Operations, and in January of 1993, Senior Vice President, Consumer Services.

     THOMAS W. DRENNAN, a certified public accountant, has served as Senior Vice President of AFC since its formation in 1993. He joined the Association in 1986 as Senior Vice President, Mortgage Services. He also serves as the Association's Community Reinvestment Act Officer.

     MONTE N. REDMAN has served as Senior Vice President, Treasurer and Chief Financial Officer of AFC since its formation in 1993. He joined the Association in 1977. In 1979, he was named Assistant Controller, and, in 1982, Assistant Vice President. Mr. Redman became Vice President, Investment Officer in 1985 and, in 1989, was appointed Senior Vice President, Treasurer and Chief Financial Officer.

     WILLIAM K. SHEERIN has served as Senior Vice President and Secretary of AFC since its formation in 1993. He joined the Association in 1956. He was named Assistant Treasurer and promoted to Branch Manager in 1966. In 1974, he was promoted to Secretary and head of Savings Operations. In 1979, he was given the additional title of Vice President and in 1986 he was appointed Senior Vice President, Consumer Services. In January 1993, Mr. Sheerin became Senior Vice President, Administrative Services.

     ALAN P. EGGLESTON has served as Senior Vice President and General Counsel of AFC since December 1995. He joined the Association in 1993 as Vice President and General Counsel. In March 1994, he was named Vice President and General Counsel of AFC. In January 1995, he became First Vice President and General Counsel of AFC and the Association. Prior to joining the Association, he served as an officer and counsel to several thrift institutions, including, from 1990 to 1993, as Senior Vice President and Secretary of National Savings Bank of Albany, a publicly traded thrift institution.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board meets on a monthly basis and may have additional special meetings upon the request of the Chairman, the President and Chief Executive Officer or any three (3) members of the Board. During the fiscal year ended December 31, 1996, the Board of Directors met twelve (12) times. During this period, no director attended fewer than 75% of the total number of meetings of the Board of Directors and its committees on which such director served held. The Board of AFC has established the following standing committees:

     The Compensation Committee of AFC consists of Mr. Fendt, as Chairman, and Messrs. Burger, Donahue, Drewitz and Connors. Mr. Engelke serves ex officio as a non-voting member of the Compensation Committee. The function of the Compensation Committee is to review the performance and compensation of the officers of AFC, make recommendations to the Board with respect thereto and administer the Astoria Financial Corporation 1993 Incentive Stock Option Plan (the "Incentive Option Plan")and the 1996 Stock Option Plan for Officers and Employees of Astoria Financial Corporation (the "1996 Officer Option Plan") including the granting of options pursuant thereto. This committee meets as needed and met three (3) times during 1996.

     The Nominating Committee currently consists of Messrs. Engelke, Drewitz and Powderly. The purpose of this committee is to recommend to the Board of Directors nominees for election to the Board with respect to those directorships which become vacant or whose terms expire at the next annual meeting of shareholders, to review any nominations for election to the Board made by any shareholder of AFC, and to determine compliance with the provisions of the Bylaws of AFC applicable thereto. See "Additional Information - 'Shareholders Proposals' and 'Notice of Business to be Conducted at an Annual Meeting'". The committee meets as needed and met one (1) time during 1996.

     The Audit Committee consists of Mr. Donahue, as Chairman, and Messrs. Drewitz, Burger, Fendt, Connors and Powderly. The purpose of this committee is to meet with the independent and internal auditors of AFC and the Association and review the plans and reports of such auditors. This committee meets, at a minimum, on a quarterly basis, and met four (4) times during 1996.

     There is no family relationship between any director, any Board Nominee, any officer or any significant employee of AFC, except that Mr. Connors' spouse is the first cousin of Mr. Sheerin.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     It is the policy of AFC and the Association that all transactions between AFC or the Association and its directors, executive officers, holders of 10% or more of the shares of any class of its common stock, and affiliates thereof, will contain terms no less favorable to AFC or the Association than could have been obtained by it in arms-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of AFC or the Association, respectively, not having any interest in the transaction or, as allowed by law, are benefits provided generally to all full time employees of the Association on a nondiscriminatory basis and such benefits have been similarly approved by the Board of Directors. For a discussion of certain transactions involving AFC's directors, Board Nominees, executive officers or members of their families, see "Compensation Committee Interlocks and Insider Participation."

     Following the close of business on January 31, 1995, AFC acquired, by merger into the Association, Fidelity of which Mr. Powderly was Chairman, President and Chief Executive Officer. As of the consummation of the merger, AFC entered into consulting agreements with Mr. Powderly (the "Consulting Agreement"), as well as with certain other executive officers of Fidelity. The Consulting Agreement has a three year term commencing on January 31, 1995. Pursuant to the Consulting Agreement, Mr. Powderly received from AFC in 1996 an annual consulting fee of $290,000, payable in monthly installments.

     For a discussion of the compensation received by directors, Board Nominees or executive officers, see "Director Compensation" and "Executive Compensation".

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information concerning the interests in AFC Common Stock as of February 28, 1997 of each director or Board Nominee of AFC, each executive officer of AFC named in the Summary Compensation Table (See "Executive Compensation - Summary Compensation Table"), and all directors and executive officers of AFC as a group.

                                                               AMOUNT AND NATURE           PERCENT OF
TITLE OF CLASS           NAME OF BENEFICIAL OWNER         OF BENEFICIAL OWNERSHIP (1)       CLASS (2)
--------------           ------------------------         ---------------------------       --------
   Common          Henry Drewitz                               134,474 (3)(13)
   Common          George L. Engelke, Jr.                      647,281 (4)(13)              2.99 %
   Common          Andrew M. Burger                            111,754 (13)
   Common          William J. Fendt                            120,474 (13)
   Common          Robert G. Bolton                            114,874 (5)(13)
   Common          Denis J. Connors                            122,066 (13)
   Common          Thomas J. Donahue                           124,666 (6)(13)
   Common          Thomas V. Powderly                          115,349 (7)(13)
   Common          Ralph F. Palleschi                            7,000 (13)
   Common          Arnold K. Greenberg                         294,449 (8)(13)              1.37 %
   Common          Thomas W. Drennan                           193,896 (9)(13)
   Common          Monte N. Redman                             186,790 (10)(13)
   Common          William K. Sheerin                          251,105 (11)(13)             1.17 %
   Common          All Directors, Board Nominees and
                   Executive Officers as a group (14
                   persons)                                  2,255,084 (12)(13)             9.98 %

----------

(1) Except as otherwise indicated, each person listed has sole voting and investment power with respect to the shares of AFC Common Stock indicated.
(2) Except as otherwise indicated, the percent of class beneficially owned does not exceed one percent (1.00%).
(3) Included are 4,000 shares of AFC Common Stock as to which Mr. Drewitz is deemed to have shared voting and investment power.
(4) Included are 102,000 shares of AFC Common Stock as to which Mr. Engelke has shared voting and investment power, 105,800 shares of AFC Common Stock as to which he has sole voting and no investment power, 5,521 shares of AFC Common Stock as to which he has shared voting and no investment power, and 8,195 shares of AFC Common Stock as to which he has shared voting and sole investment power.
(5) Included are 2,270 shares of AFC Common Stock as to which Mr. Bolton is deemed to have shared voting and investment power.
(6) Included are 24,813 shares of AFC Common Stock as to which Mr. Donahue is deemed to have shared voting and investment power.
(7) Included are 6,784 shares of AFC Common Stock as to which Mr. Powderly is deemed to have shared voting and investment power and 3,392 shares of AFC Common Stock as to which he has sole voting and no investment power.
(8) Included are 103,477 shares of AFC Common Stock as to which Mr. Greenberg has shared voting and investment power, 37,836 shares of AFC Common Stock as to which he has sole voting and no investment power, 5,521 shares of AFC Common Stock as to which he has shared voting and no investment power, and 12,079 shares of AFC Common Stock as to which he has shared voting and sole investment power.
(9) Included are 40,336 shares of AFC Common Stock as to which Mr. Drennan has shared voting and investment power, 37,836 shares of AFC Common Stock as to which he has sole voting and no investment power, 5,521 shares of AFC Common Stock as to which he has shared voting and no investment power, and 9,698 shares of AFC Common Stock as to which he has shared voting and sole investment power.
(10) Included are 704 shares of AFC Common Stock as to which Mr. Redman has shared voting and investment power, 37,836 shares of AFC Common Stock as to which he has sole voting and no investment power, 5,521 shares of AFC Common Stock as to which he has shared voting and no investment power, and 7,837 shares of AFC Common Stock as to which he has shared voting and sole investment power.
(11) Included are 101,938 shares of AFC Common Stock as to which Mr. Sheerin has shared voting power, 28,478 shares of AFC Common Stock as to which he has sole voting and no investment power, 5,521 shares of AFC Common Stock as to which he has shared voting and no investment power, and 13,402 shares of AFC Common

     Stock as to which he has shared voting and sole investment power.
(12) Included are 190,856 shares of AFC Common Stock as to which Directors, Board Nominees and Executive Officers, as a group, have shared voting and investment power, 251,178 shares of AFC Common Stock as to which they have sole voting and no investment power, 31,097 shares of AFC Common Stock as to which they have shared voting and no investment power, and 51,808 shares of AFC Common Stock as to which they have shared voting and sole investment power.
(13) Included are shares of AFC Common Stock which could be acquired within 60 days of February 28, 1997 pursuant to options to acquire AFC Common Stock as follows: Mr. Drewitz (80,314 shares), Mr. Engelke (285,660 shares), Mr. Burger (80,314 shares), Mr. Fendt (80,314 shares), Mr. Bolton (80,314 shares), Mr. Connors (80,314 shares), Mr. Donahue (80,314 shares), Mr. Powderly (104,969 shares), Mr. Palleschi (6,000 shares), Mr. Greenberg (97,669 shares), Mr. Drennan (92,669 shares), Mr. Redman (97,669 shares), and Mr. Sheerin (68,243 shares) and All Directors, Board Nominees and Executive Officers as a group (1,168,499 shares).

DIRECTOR COMPENSATION

     DIRECTORS' AND OTHER FEE ARRANGEMENTS

      Except for the Chairman of the Board (the "AFC Chairman"), non-employee directors of AFC receive an annual retainer of $15,000. The AFC Chairman receives an annual retainer of $19,000. No additional fees for attendance at Board or committee meetings are paid.

     The members of the Board also served as directors of the Association. Except for the Chairman of the Board of Directors of the Association (the "Association Chairman"), directors of the Association who are not also employees of AFC or the Association, receive an annual retainer of $30,000. The Association Chairman receives an annual retainer of $40,000. No additional fees for attendance at Association Board of Directors or committee meetings are paid. Chairman Drewitz was provided with membership in a country club at an annual cost to the Association, during 1996, of $4,720.

     Mr. Engelke will assume the offices of AFC Chairman and Association Chairman on April 16, 1997 and will not receive an annual retainer or other directors fees for his service as a director, as AFC Chairman or as Association Chairman while employed by AFC or the Association.

     DIRECTORS OPTION PLANS

     AFC maintains the AFC 1993 Stock Option Plan for Outside Directors (the "1993 Directors Option Plan") and the 1996 Stock Option Plan for Outside Directors of AFC (the "1996 Directors Option Plan") pursuant to which non-employee directors of AFC and the Association are granted options on terms previously approved by the shareholders of AFC.

     No option grants were made under the 1993 Directors Option Plan in 1996, and the Board has frozen the 1993 Directors Option Plan so that no option grants may be made thereunder after 1996. Pursuant to the 1996 Directors Option Plan, each person who was a non-employee director of AFC or the Association on May 15,1996 was granted an initial option on such date to purchase 2,000 shares of AFC Common Stock at an exercise price per share of $26.19. Each person who becomes a non-employee director of AFC or the Association after May 15, 1996 will he granted, on the 15th day of the month following the month in which he or she becomes a non-employee director, an option to purchase 4,000 shares of AFC Common Stock at an exercise price per share equal to the closing bid quotation for AFC Common Stock on the NASDAQ Stock Market on the date of grant. In addition, on January 15th of each succeeding year, each person who is then a non-employee director will receive a grant of an option to purchase an additional 2,000 shares of AFC Common Stock at an exercise price per share equal to the closing bid quotation for AFC Common Stock on the NASDAQ Stock Market on the date of grant.

     All options granted under the 1993 Directors Option Plan or the 1996 Directors Option Plan expire upon the earlier of 10 years following the date of grant or one year following the date the director ceases to be a director for any reason other than removal for cause, in which case the option terminates immediately. Upon death or disability of the participant, retirement from the Board or in the event of a change of control as defined in the 1993 Directors Option Plan or the 1996 Directors Option Plan, all options previously granted automatically become exercisable.

     DIRECTOR RRP

     The Association maintains the Association Recognition and Retention Plan for Outside Directors (the "Director RRP") pursuant to which directors of AFC or the Association who are not employees of AFC, the Association, or any of their affiliates have been awarded restricted shares of AFC Common Stock on terms previously approved by the shareholders of AFC.

     Non-employee directors of AFC or the Association in 1993 received awards of 38,160 restricted shares each, subject to vesting in equal installments of 12,720 shares on the tenth business days of January 1995, 1996 and 1997. Individuals who became non-employee directors after 1993 and before 1996 received awards of 10,176 restricted shares each, subject to vesting in three equal annual installments. Vesting may he accelerated in the event of death, disability or retirement, or following a change in control of AFC or the Association as defined in the Director RRP. In the event of termination for cause, all rights to unearned awards are forfeited.

     In connection with the adoption of the 1996 Director Stock Option Plan, the Director RRP was amended such that no further awards will be made pursuant to the Director RRP.

     DIRECTORS' RETIREMENT PLAN

     The Association maintains the Directors' Retirement Plan (the "Retirement Plan") to provide retirement benefits for directors, who are not also employees of AFC or the Association, with at least 10 years of service as a director of AFC or the Association. The annual benefit is payable beginning in the month following termination of service as a director or attainment of age 65, whichever is later, and continues until the death of the retired director. The annual benefit amount is equal to 100% of the annualized aggregate rate of fees paid for service as a non-employee director of AFC and the Association for the last month of service prior to retirement, reduced by 10% for each year that the director's years of service is less than 20.

     The Retirement Plan provides that, in the event of a change of control of AFC or the Association, each director may require the Association or its successor to pay either (i) a lump sum payment to the director, at the time of the change of control or such later date as the director ceases to serve as a director of AFC or the Association, equal to the actuarially determined present value of the future benefits payable to the director or (ii) an amount into a grantor trust established for the benefit of the director adequate to fund the benefits payable under the Retirement Plan as they become due.

     DIRECTORS DEFERRED COMPENSATION PLAN

     AFC has adopted the AFC Directors Deferred Compensation Plan (the "Deferred Plan") which is an unfunded plan . Pursuant to the Deferred Plan, outside directors of either AFC or the Association may elect to defer receipt of all or any part of the directors' fees to which such director would otherwise be entitled. Deferred fees are carried on the books of AFC and are credited with interest quarterly at a rate of equal to the average of AFC's consolidated cost of funds and yield on investments for the preceding quarter, unless the cost of funds exceeds the yield on investments, in which case the rate is based upon the preceding quarter's consolidated yield on investments.

     In the event of a change of control of AFC, the Association or other affiliated company, as defined in the Deferred Plan, each participating director may elect that his fees, with accrued interest, be placed in a trust fund with an independent trustee for his benefit, applied to the purchase of an insurance company annuity contract to provide payments according to the director's previously selected payment schedule, or he may continue to rely upon AFC or it successor for the payment of such benefits.

     DIRECTORS' DEATH BENEFIT

     The Board has adopted the AFC Death Benefit Plan for Outside Directors (the "Death Benefit Plan") which provides that in the event a non-employee director dies while in service as a director of AFC or the Association, the decedent's designated beneficiary will receive from AFC a payment equal to the annualized aggregate directors fees received by the director for the last month of service as a director of AFC and the Association. If a director leaves the service of AFC and the Association for any reason other than death, all rights to any benefit under the Death Benefit Plan cease.

EXECUTIVE COMPENSATION

     The Report of the Compensation Committee on Executive Compensation and the Stock Performance Chart shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except to the extent that AFC specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     Under rules established by the SEC, AFC is required to provide certain data and information regarding the compensation and benefits provided to AFC's Chief Executive Officer and certain other executives of AFC. The disclosure requirements for the Chief Executive Officer and such other executives include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of AFC, at the direction of the Board of AFC, has prepared the following report for inclusion in this proxy statement.

     GENERAL. The compensation of the executive and other officers of AFC for fiscal year 1996 was reviewed by the Compensation Committees of AFC and the Association and ratified by the Boards of Directors of AFC and the Association in December 1995.

     The Compensation Committee of AFC met on three occasions in fiscal 1996. It limited its activities to granting stock options under the 1996 Officer Option Plan to, among others, executive officers, ratifying certain actions of the Association's Compensation Committee relating to payments earned by, among others, executive officers, under the Association Incentive Compensation Plan for Select Executives (the "Incentive Compensation Plan"), and the establishment of compensation levels for the executive officers of AFC for fiscal year 1997.

     EXECUTIVE COMPENSATION PHILOSOPHY. The primary objective of the executive compensation program of AFC and the Association is to attract and retain highly skilled and motivated executive officers who will manage AFC in a manner to promote its growth and profitability and advance the interests of its shareholders. The compensation program is designed to provide levels of compensation which are competitive and reflective of the organization's performance in achieving its goals and objectives, both financial and non-financial, as determined in its business plan. The program aligns the interests of the executives with those of the shareholders of AFC by providing a proprietary interest in AFC, the value of which can be significantly enhanced by the appreciation of AFC Common Stock. The program also seeks to adequately provide for the needs of the executive upon retirement based upon the length of service provided to AFC and the Association.

     In structuring its executive compensation program, among the factors considered by AFC is the before and after tax financial impact the program will have or likely have on AFC and the Association. Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code") places a limitation of $1 million for each executive named in the "Summary Compensation Table" below (the "Named Executivep" or collectively the "Named Executives") on the deductibility of certain elements of compensation, as defined in the Code, paid to such executive by either AFC or the Association. Among the factors which would influence the effect of this provision, in addition to the specific provisions of its compensation plans, is the date the specific plan was adopted or implemented, as well as the composition of the Compensation Committees. This limitation does not apply to all institutions within AFC's industry or to all companies from which it would recruit executive personnel. For 1996, based upon the current level and composition of the compensation of its executive officers, AFC does not believe that the limitations contained in Section 162(m) of the Code will have an adverse impact on AFC.

     The executive compensation program of AFC consists of four elements: base salary, short-term incentive compensation, long-term incentive compensation and retirement benefits. The following is a discussion of each of these components.

     BASE SALARIES. Salary levels are designed to be competitive with cash compensation levels paid to similar executives at banking and thrift institutions of similar size and standing, giving due consideration to the marketplace in which AFC and the Association operate. Base salary is considered in conjunction with the short-term incentive compensation component of the executive compensation program. Base salary is set at a level to provide a reasonably competitive level of compensation even if AFC, due to factors outside of the control of the executives, fails to meet its minimum threshold targets such that no awards are made under the short-term incentive component of the compensation program.

     To determine whether or not base salary and short-term incentive compensation, discussed below, for 1996 were set at levels that were competitive, the Compensation Committee reviewed a number of sources of information, including SNL Executive Compensation Review 1995, Thrift Institutions, and the SNL Executive Compensation Review 1995, Commercial Banks. Particular emphasis was placed on those institutions that were of similar asset size to that of AFC. The total cash compensation level was then targeted at the high end of the survey data in recognition, in part, that such survey data is historical in nature.

     As a result of their analysis, the Compensation Committees approved and the Boards of Directors of AFC and the Association ratified total 1996 base salary compensation for the six (6) executive officers of $1,737,000 compared to $1,618,000 paid to such officers for 1995, an increase of 7.35%. The Chief Executive Officer received an increase of $35,000, from $525,000 to $560,000, or 6.67%, effective January 1, 1996. The remaining five (5) executive officers received average increases of 7.69%, ranging from a high of 12.5% to a low of 6.00%. All such increases reflected, either alone or in combination, contribution to the goals and objectives of AFC and the Association and the increased cost of living within the market from which AFC and the

Association draw their work force and promotions to more senior positions.

     SHORT-TERM INCENTIVE COMPENSATION. Short-term incentive compensation consists of awards paid pursuant to the Association's Incentive Compensation Plan. The Board and Compensation Committee of AFC recognize that the operation of AFC is substantially impacted by the environment in which it operates. It is expected that its executives will maintain systems in place to monitor that environment and will take steps to foresee and manage the various risks that such environment presents. The Board and the Compensation Committee also believe that to be effective, the attainment of targets established under the short term incentive component of the compensation program should be both attainable, yet very challenging.

     The Incentive Compensation Plan for 1996 provided for a target incentive for the Chief Executive Officer equal to thirty-five percent (35%) of his base salary and, in the case of the other executive officers, equal to twenty-five percent (25%) of each executive's base salary. Individual awards to the Chief Executive Officer are computed based upon AFC's consolidated financial performance, to the extent of eighty percent (80%) of the award, and an evaluation of his contribution to and the overall level of achievement of the goals and objectives of AFC's business plan, to the extent of twenty percent (20%) of the award. Other executive officers' awards are similarly computed with AFC's consolidated financial performance comprising seventy-five percent (75%) of the award and individual performance related to AFC's business plan comprising twenty-five percent (25%).

     The financial performance measurements utilized for 1996 for the financial performance portion of such awards consisted of two performance measures: (i) eighty percent (80%) of the financial performance measure was based upon the earnings per share of AFC; and (ii) twenty percent (20%) was based upon the return on average assets of AFC. For each of these measurements, a series of achievement levels was established, with each level assigned a percentage award from zero percent (0%) up to one hundred percent (100%). The zero percent (0%) award represented performance below a reasonable threshold level of achievement. If the range of performance specified for a one hundred percent (100%) award was exceeded, the executive could be paid an award of up to one hundred fifty percent (150%) of the financial performance measurement award. The Compensation Committee of the Association, which administers the plan, has discretion under the Incentive Compensation Plan to exclude from AFC's financial performance unusual items of income or loss in determining the actual awards to be granted and may make additional awards to any employee who has made an unusual and important contribution outside of the ordinary course of his or her duties.

     For fiscal year 1996, AFC's financial performance, after adjustment by the Compensation Committee, fell within a range that resulted in awards of 100% to 110% of target amounts for financial performance. Executive officers also received 100% or 110% of their individual performance awards.

     LONG-TERM INCENTIVE COMPENSATION. The long-term incentive compensation portion of AFC's and the Association's compensation program consists of the Association Recognition and Retention Plan for Officers and Employees (the "Officer and Employee RRP"), the Incentive Option Plan and the 1996 Officer Option Plan (the option plans being referred to collectively as the"Option Plans").These plans are designed to provide incentives for longer-term positive performance of the executive officers and to align their financial interests to those of AFC shareholders by providing the opportunity to participate in AFC Common Stock price appreciation, if any, which may occur after the date of grant of such award or option.

     The Compensation Committee of the Association administers the Officer and Employee RRP, determines which eligible employees will be granted plan share awards (the "Plan Share Awards") and grants Plan Share Awards. Under the Officer and Employee RRP, Plan Share Awards, which are nontransferable and nonassignable, are granted in the form of shares of AFC Common Stock which are held in trust until the Plan Share Awards vest.

     Recipients of the Plan Share Awards become vested in the shares of AFC Common Stock covered by the Plan Share Awards over a period of time. The Plan Share Awards granted to the Named Executives vest in equal installments of twenty percent (20 %) on the tenth business day of January each year, commencing on January 17, 1995. Plan Share Awards immediately vest upon termination of employment due to death, disability or retirement of the award holder or following a change of control of AFC or the Association, as defined in the Officer and Employee RRP. In the event that an award holder otherwise terminates employment with AFC or the Association, the award holder's non-vested awards will be forfeited. See "Executive Compensation - Employment Agreements" below.

     Vested shares are distributed to recipients as soon as practicable following the vesting date. At such time, the recipients also receive amounts equal to accumulated dividends with respect to such shares. Prior to vesting, recipients of Plan Share Awards may direct the voting of shares of AFC Common Stock granted to them and held in the trust. Shares of AFC Common Stock held by the Officer and Employee RRP trust which have not been awarded are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by the recipients. See the "Summary Compensation Table" below for description of the Plan Share Awards outstanding to the Named Executives as of December 31, 1996.

     RETIREMENT BENEFITS. Retirement benefits are designed to provide for an adequate level of income to the executive officer following his or her retirement from AFC and the Association based upon length of service with the organization and to support the goals and objectives of the rest of the compensation program as described above. The retirement benefits are provided through the Incentive Savings Plan, the ESOP, the Association Employees' Pension Plan (the "Pension Plan"), the Association Excess Benefit Plan (the "Excess Plan"), and the Association Supplemental Benefit Plan (the "Supplemental Plan"). See "Executive Compensation - Pension Plans" for a description of the Pension Plan, Excess Plan and Supplemental Plan which are all defined benefit pension plans. See the table above related to the beneficial ownership of AFC Common Stock by the directors, Board Nominees and executive officers of AFC for further information regarding the ownership of AFC Common Stock by the Named Executives.

     The Association maintains the ESOP and ESOP Trust for the benefit of the salaried employees of AFC or the Association. The ESOP provides for the allocation of shares of AFC Common Stock and other contributions, if any, based on payments by the Association of a loan made by AFC to the ESOP to fund the acquisition of 2,642,354 shares of AFC Common Stock. See the "Summary Compensation Table" below and the table above related to the beneficial ownership of AFC Common Stock by the directors, Board Nominees and executive officers of AFC for further information regarding the ownership of AFC Common Stock by the Named Executives of AFC.

     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. The Compensation Committees of AFC and the Association met in December 1995 to review the performance of the executive officers during 1995, to establish recommended compensation levels for such officers for 1996 and to commence discussions regarding appropriate goals and participation levels with respect to such officers participation in the Incentive Compensation Plan.

     At the December 1995 meeting, the financial performance of AFC and the accomplishments of financial and non-financial goals and objectives of AFC and the Association as set forth in the prior year business plan were reviewed. Each of the executive officers was interviewed by the Compensation Committees to provide further insight and input regarding such executive's performance. Each such interview contained a review of the accomplishments of those areas of the organization within the scope of authority of the executive. Mr. Engelke provided to the Committees his insights as to both his own performance and that of the other executive officers.

     The Compensation Committees, based upon these discussions, determined the level of salary for the executive officers including the Chief Executive Officer, to take effect January 1, 1996, after reviewing the overall executive compensation program for the executive officers including the Chief Executive Officer. As a part of that review, the Board utilized relative information provided in the SNL Executive Compensation Review 1995, Thrift Institutions and the SNL Executive Compensation Review 1995, Commercial Banks.

                         COMPENSATION COMMITTEE OF AFC

           William J. Fendt, Chairman        Thomas J. Donahue
           Andrew M. Burger                  Henry Drewitz
           Denis J. Connors                  George L. Engelke, Jr. (ex officio)

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

     While AFC does not, the Association from time to time lends money to AFC's and the Association's directors, Board Nominees, executive officers, or members of their families, as well as to members of the public. The Association's policy provides that all loans made by the Association to AFC or Association directors and executive officers or members of their families be made in the ordinary course of the Association's business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and not involve more than the normal risk of collection or present other unfavorable features. Since January 1, 1996, all loans outstanding to the directors, Board Nominees or executive officers of AFC or members of their immediate families were made in conformity with the Association's policy in this regard and have not been disclosed as non-accrual, past due, restructured or potential problems.

     Mr. Drewitz, who presently serves on the Compensation Committee, retired as the President and Chief Executive Officer of the Association in 1989.

     Mr. Denis J. Connors during a portion of 1996 was a principal shareholder and the Chairman and Chief Executive Officer of Curran & Connors, Inc. a designer and publisher of annual reports. AFC contracted with Curran & Connors, Inc. for services in connection with the production of AFC's fiscal 1995 Annual Report to Shareholders. In connection with this engagement, Curran & Connors, Inc. was paid aggregate fees of $136,617 during 1996.

     Recommendations to the Compensation Committees of AFC and the Association as to officers' salaries, including those of executive officers, are developed by an internal salary committee including Messrs. Engelke and Sheerin and the Association's Vice President - Human Resources, a non-executive officer. These recommendations are presented to the Compensation Committees by Mr. Engelke. Mr. Engelke also provides insight to the Compensation Committees regarding his and the performance of the other officers of AFC and the Association, both executive and non-executive. Mr. Engelke is an ex officio member of the Compensation Committees and does not participate in the discussion or approval of compensation issues relating to himself.

     STOCK PERFORMANCE CHART. The following graph shows a comparison of cumulative total shareholder return on AFC Common Stock since November 18, 1993, the day AFC Common Stock began trading, with the cumulative total returns of both a broad - market index, the NASDAQ Stock Market (U.S.) Index produced by the Center for Research in Security Prices ("CRSP"), and a peer group index, the NASDAQ Financial Stock Index also produced by CRSP. The peer group index set forth in the graph below consists of a different set of institutions than that considered by the Compensation Committees or the Boards of Directors of AFC or the Association in determining the compensation of the executive officers.

                   COMPARISON OF CUMULATIVE TOTAL RETURN OF
        AFC COMMON STOCK, NASDAQ MARKET INDEX AND PEER GROUP INDEX (1)


                                   [GRAPHIC]

                     AFC COMMON STOCK  NASDAQ MARKET INDEX  NASDAQ FINANCIAL INDEX
                     ----------------  -------------------  ----------------------
November 18, 1993      $100.000             $100.000                $100.000
December 31, 1993        96.943              102.787                 102.927
December 30, 1994        91.703              100.473                 103.171
December 29, 1995       160.852              142.089                 150.225
December 31, 1996       263.897              174.775                 192.612

----------

(1) Assumes $100 invested on November 18,1993 and all dividends reinvested through the end of AFC's fiscal year ended December 31, 1996. NASDAQ Market Index and NASDAQ Financial Index values calculated using monthly values for CRSP Total Return Indexes as of the applicable month end.

SUMMARY COMPENSATION TABLE

     The following table shows, for the fiscal years ended December 31, 1996, 1995 and 1994, the cash compensation paid by AFC and the Association, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and the four highest paid executive officers (also referred to as the Named Executives) of AFC and the Association who received salary and bonus in excess of $100,000 in fiscal year 1996.

                                   ANNUAL COMPENSATION                      LONG TERM COMPENSATION
                                 -----------------------            --------------------------------------
                                                                             AWARDS             PAYOUTS
                                                                    -------------------------   -------
                                                          OTHER                    SECURITIES                  ALL
                                                          ANNUAL     RESTRICTED    UNDERLYING                 OTHER
                                                          COMPEN-      STOCK        OPTIONS/       LTIP      COMPEN-
NAME AND                            SALARY       BONUS    SATION       AWARDS         SARS       PAYOUTS     SATION
PRINCIPAL POSITIONS        YEAR       $         ($) (1)    ($)         ($) (2)      (#) (3)        ($)       ($) (4)
-------------------        ----    ---------    -------  -------     ----------    ----------    -------     ---------
George L. Engelke, Jr.     1996     560,000     215,600    ---          ---          20,000        ---        56,080
 President, CEO and        1995     525,000     126,000    ---          ---           ---          ---        40,091
 Director                  1994     490,000     135,240    ---          ---           ---          ---        28,200

Arnold K. Greenberg        1996     265,000      66,250    ---          ---          10,000        ---        56,080
 Senior Vice President     1995     250,000      41,250    ---          ---           ---          ---        40,091
 and Assistant Secretary   1994     235,000      43,710    ---          ---           ---          ---        28,200

Thomas W. Drennan          1996     265,000      72,875    ---          ---          10,000        ---        56,080
 Senior Vice President     1995     250,000      41,250    ---          ---           ---          ---        40,091
                           1994     235,000      43,710    ---          ---           ---          ---        28,200

Monte N. Redman            1996     270,000      74,250    ---          ---          10,000        ---        56,080
 Senior Vice President,    1995     250,000      41,250    ---          ---           ---          ---        40,091
 Chief Financial Officer   1994     230,000      42,780    ---          ---           ---          ---        28,200
 and Treasurer

William K. Sheerin         1996     197,000      49,250    ---          ---          10,000        ---        56,080
 Senior Vice President     1995     183,000      30,195    ---          ---           ---          ---        40,091
 and Secretary             1994     167,000      31,062    ---          ---           ---          ---        28,200

----------

(1) The column titled "Bonus" consists of payments under the Association Incentive Compensation Plan which is a short-term incentive plan. See "Executive Compensation - Report of the Compensation Committee on Executive Compensation".
(2) Pursuant to the Officer and Employee RRP, as of December 31, 1996, Messrs. Engelke, Greenberg, Drennan, Redman and Sheerin had outstanding grants of restricted stock of 158,700, 56,754, 56,754, 56,754 and 42,718 shares of
     AFC Common Stock, respectively. The awards, based upon the closing price of AFC Common Stock of $36.875 as quoted on the NASDAQ National Market on December 31, 1996, had a value, of $5,852,062.50,
     $2,092,803.75,$2,092,803.75,$2,092,803.75, and $1,575,226.25, respectively.
(3) There were no options or stock appreciation rights ("SARs") granted to any of the Named Executives during 1994 or 1995. Options with limited stock appreciation rights ("LSARs") attached were granted to the Named Executives during 1996. No freestanding SARs have been granted to the Named Executives. See "Executive Compensation -Incentive Option Plans" below.
(4) The sums reported represent the fair market value of AFC Common Stock which was allocated under the ESOP to the account of the Named Executive during the year ended December 31, 1996, 1995, and 1994, respectively, based upon the closing price of AFC Common Stock of $36.875 as quoted on the NASDAQ National Market on December 31, 1996, $22.8125 as quoted on the NASDAQ National Market on December 29, 1995 and 13.125 as quoted on the NASDAQ National Market on December 30, 1994, respectively.

EMPLOYMENT AGREEMENTS

  AFC and the Association have entered into employment agreements with each of the executive officers. Mr. Engelke's employment agreements each provide for a three-year term. The employment agreements entered into with the remaining Named Executives each provide for two-year terms. The Association's agreements each run from January 1st. Prior to January 1st each year, the Board of Directors of the Association may extend the agreements with the Association for an additional year such that the remaining terms shall be 3 years, in the case of Mr. Engelke, and 2 years, respectively, as to the other Named Executives. Prior to January 1, 1997, such employment agreements were so extended. The agreements with AFC automatically extend daily, so as to maintain their original term, unless written notice of non-renewal is given by the Board. No such notice has been given to any Named Executive.

  The employment agreements provide for the Named Executives participation in retirement plans, group life, medical and disability insurance plans and any other employee benefit programs, including incentive compensation plans and stock option, SAR and restricted stock plans maintained by AFC or the Association in accordance with the terms and conditions of such plans. The employment agreements also provide that AFC and the Association will maintain for the benefit of the Named Executives directors and officers liability insurance and will indemnify the Named Executives for claims and related costs and liabilities, arising from the services provided pursuant to the employment agreements on prescribed terms for a period of six years beyond the termination of such agreements.

  The employment agreements provide for termination of each of the Named Executive's employment at any time by AFC or the Association with or without cause, as separately defined in such agreements. In the event a Named Executive's employment terminates (A) due to AFC's or the Association's (i) failure to re-elect the executive to his current office, and in Mr. Engelke's agreement, to the Board; (ii) failure by whatever cause to vest in the executive the functions, duties or responsibilities prescribed for the executive in such agreement; (iii) a material breach of the agreement by AFC or the Association or a reduction in the executive's base salary or other change to the terms and conditions of the executive's compensation and benefits which either individually or in the aggregate, as to such executive, has a material adverse effect on the aggregate value of the total compensation package provided to such executive; or (iv) relocation of the executive's principal place of employment outside of Nassau or Queens Counties of New York; or (B) for reasons other than
(i) for cause; (ii) voluntary resignation, except as a result of the actions specified under clause (A) above or following a change of control, as defined in the agreements; (iii) following the executive's attainment of mandatory retirement age for executive officers (currently 70 years of age); (iv) death;
(v) long term disability or (iv) expiration of the term of the agreement; the Named Executive would be entitled to a severance payment(s).

  The severance payment(s), to which the Named Executives would be entitled, include: (i) continued life, medical and disability insurance benefits for the period from termination of the executive's employment through the remaining term of the applicable employment agreement as if the executive had continued in the employ of AFC or the Association through the end of the term of the agreement (the "Unexpired Term"); (ii) a lump sum payment equal to the present value of the salary, incentive compensation, pension, profit-sharing and ESOP benefits the executive would have earned during the Unexpired Term computed using a prescribed valuation method; (iii) accelerated vesting of all outstanding options and restricted stock awards; (vi) at the election of AFC or the Association, a cash settlement of all outstanding options and restricted stock awards.

  In addition to the severance payment described above, if a Named Executive's employment terminates following a change of control of AFC or the Association, the executive's employment agreement with AFC provides that for any taxable year in which the executive would be liable for the payment of excise taxes under
Section 4999 of the Code with respect to any payment in the nature of compensation paid by AFC or any of its affiliated companies, as a result of such payments constituting an "excess parachute payments" under Section 280G of the Code, or any successor thereto, then an amount will be paid (the "Tax Payment") to the executive, or on behalf of the executive, based upon a formula set forth in the agreements, the effect of which would be to maintain the after- tax severance benefit to which the executive would be entitled as described in the preceding paragraph but for the application of the excise tax specified in Section 4999 of the Code and any federal, state and local income or other taxes to which the executive would be subject as a result of the Tax Payment.

  It is anticipated, given the renewal provisions described above and set forth in the employment agreements between AFC and the Named Executives, respectively, that in the event of a termination of a Named Executive, entitling such executive to a severance benefit or the payment described in the preceding paragraph, the Unexpired Term, in the case of Mr. Engelke, will be three years from the date of termination and, in the case of the other Named Executives, will be two years from the date of termination.

INCENTIVE OPTION PLANS

  The Board of AFC has established the Incentive Option Plan and the 1996 Officer Option Plan for the benefit of the officers and employees of AFC and the Association. The following table sets forth all grants of options (and limited
SARs), under the 1996 Officer Option Plan, to the Named Executives during 1996 and contains certain information about potential value of these options based upon certain assumptions as to the appreciation of AFC Common Stock over the life of the option. No options or SARs were granted pursuant to the Incentive Option Plan to any of the Named Executives during 1996, nor has AFC, during such period, adjusted or amended the exercise price of any stock options or SARs previously awarded to any of the Named Executives or otherwise.


                                               OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                       POTENTIAL
                                                                                                  REALIZABLE VALUE AT
                                                                                                    ASSUMED ANNUAL
                                                                                                    RATES OF STOCK
                                                                                                         PRICE
                                                                                                      APPRECIATION
                                                   INDIVIDUAL GRANTS                               FOR OPTION TERM (3)
                              ------------------------------------------------------------------------------------------
                                             % OF TOTAL
                                             OPTIONS/
                              SECURITIES     SARS
                              UNDERLYING     GRANTED TO     EXERCISE
                              OPTIONS/       EMPLOYEES      OR BASE
                              SARS           IN FISCAL      PRICE PER     EXPIRATION
                              GRANTED (1)    YEAR           SHARE (2)        DATE                    5%         10%
                              ------------------------------------------------------------------------------------------
George L. Engelke, Jr.        20,000         10.23%         $36.00      December 17, 2006         $452,804   $1,147,495
Arnold K. Greenberg           10,000          5.12%         $36.00      December 17, 2006         $226,402   $  573,747
Thomas W. Drennan             10,000          5.12%         $36.00      December 17, 2006         $226,402   $  573,747
Monte N. Redman               10,000          5.12%         $36.00      December 17, 2006         $226,402   $  573,747
William K. Sheerin            10,000          5.12%         $36.00      December 17, 2006         $226,402   $  573,747

----------

(1) Of the options granted, each Named Executive received the grant of an option as to 2,777 shares which are intended to qualify as incentive stock options. The remainder are non-statutory stock options. All options granted to the Named Executives have a ten year term and vest on January 10, 2000. See "Executive Compensation -Employment Agreements" above. All such options also vest and become immediately exercisable upon death, disability, retirement or in the event of a Change of Control or Threatened Change of Control, as defined in the 1996 Officer Option Plan. All such options were granted in tandem with LSAR. The LSAR provides that in the event of a Change of Control the Named Executive, in lieu of exercising the option as to which the LSAR relates, may, during the period commencing on the Change of Control and ending at the latter of six (6) months following such date or thirty (30) days following the earliest date on which the Named Executive may exercise the LSAR without subjecting himself to liability under Section 16 of the Exchange Act, as amended, surrender his option and receive a payment in cash equal to, on a per share basis as to the number of shares as to which the option is surrendered, the difference between the exercise price per share and the greater of (i) the highest price paid per share of AFC Common Stock by any person who initiated or sought to effect the Change of Control during the one year period ending on the date of the Change of Control or
     (ii) the average of the Fair Market Value per share as defined in the 1996 Officer Option Plan over the last ten trading days preceding the date of exercise of the LSAR.
(2) The exercise price may be paid in whole or in part in cash, through the surrender of previously held shares of AFC Common Stock, or the surrender of options granted pursuant to the 1996 Officer Option Plan.
(3) The amounts stated assume the specified annual rates of appreciation only. Actual experience is dependent on the future performance of AFC Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

   The following table provides certain information with respect to options exercised by the Named Executives during 1996 and the number of shares of AFC Common Stock represented by outstanding stock options held by the Named Executives as of December 31, 1996. Also reported are the values for "in-the-money" options, which represents the positive spread between the exercise price of any outstanding stock options and the 1996 fiscal year end price of AFC Common Stock.

                                    FISCAL YEAR END OPTION/SAR VALUES

                                                                   NUMBER OF                VALUE OF
                                                                   SECURITIES UNDERLYING    UNEXERCISED
                                                                   UNEXERCISED              IN - THE - MONEY
                                                                   OPTIONS/SARS             OPTIONS/SARS
                                                                   AT FISCAL YEAR-          AT FISCAL YEAR-
                                                                   END (#)                  END ($)
                             SHARES ACQUIRED                       EXERCISABLE/             EXERCISABLE/
        NAME                 ON EXERCISE (#)    VALUE REALIZED     UNEXERCISABLE            UNEXERCISABLE (1)
----------------------      -----------------   --------------     -------------            -----------------
George L. Engelke, Jr.            0                   NA           190,440 / 305,660        $4,641,975 / $6,980,462
Arnold K. Greenberg               0                   NA           65,112 / 107,670         $1,587,105 / $2,389,456
Thomas W. Drennan               5,000              $113,125        60,112 /107,670          $1,465,230 /$2,389,456
Monte N. Redman                   0                   NA           65,112 / 107,670         $1,587,105 / $2,389,456
William K. Sheerin              5,000              $113,125        43,828 / 83,244          $1,068,307 / $1,794,072

----------

(1) Represents the difference between the fair market value per share of AFC Common Stock at fiscal year end based upon the closing price of $36.875 as quoted on the NASDAQ National Market on December 31, 1997 minus the exercise price per share of the options outstanding times the number of shares of AFC Common Stock as to which the option, whether exercisable or unexercisable as the case may be, relates.

   PENSION PLANS. The Association maintains the Pension Plan, a non-contributory defined benefit pension plan for the benefit of eligible employees. The Pension Plan permits the trustee to purchase shares of AFC Common Stock. At December 31, 1996, the Pension Plan trust held 100,000 shares of AFC Common Stock.

   The Association also maintains the Excess Plan. This non-qualified plan provides the benefits that would have been provided under the Pension Plan but for the maximum annual benefit limitation in Section 415 of the Code ($112,150 for 1996, payable in the form of a ten-year certain and continuous annuity at age 65) and the maximum annual compensation limitation in Section 401(a)(17) of the Code ($150,000 for 1996). In addition, the Association maintains the Supplemental Plan. This non-qualified plan was adopted effective January 1, 1989 so that selected participants in the Pension Plan could receive the retirement benefits that would have been provided under the Pension Plan had the benefit formula in effect immediately prior to that date remained in effect.

   The following tables set forth the estimated annual benefits payable under the defined benefit pension plans described above upon retirement at age 65 in calendar year 1996, expressed in the form of a ten-year certain and continuous annuity, for the highest five-year average annual base wage (referred to in the table as remuneration) and years of service classifications specified.

PENSION AND EXCESS PLANS
                          CREDITABLE YEARS OF SERVICE AT AGE 65 (1)
                  -------------------------------------------------------
REMUNERATION (2)          15             20             25             30        35 (3)
------------         -----------     ----------     ----------    ----------   ---------
   $125,000            $27,500        $36,700        $45,900        $55,000     $55,000
    150,000             33,500         44,700         55,900         67,000      67,000
    175,000             39,500         52,700         65,900         79,000      79,000
    200,000             45,500         60,700         75,900         91,000      91,000
    225,000             51,500         68,700         85,900        103,000     103,000
    250,000             57,500         76,700         95,900        115,000     115,000
    300,000             69,500         92,700        115,900        139,000     139,000
    350,000             81,500        108,700        135,900        163,000     163,000
    400,000             93,500        124,700        155,900        187,000     187,000
    450,000            105,500        140,700        175,900        211,000     211,000
    500,000            117,500        156,700        195,900        235,000     235,000
    550,000            129,500        172,700        215,900        259,000     259,000
    600,000            141,500        188,700        235,900        283,000     283,000
    650,000            153,500        204,700        255,900        307,000     307,000
    700,000            165,500        220,700        275,900        331,000     331,000

PENSION, EXCESS AND SUPPLEMENTAL PLANS
                          CREDITABLE YEARS OF SERVICE AT AGE 65 (1)
                  -------------------------------------------------------
REMUNERATION (2)          15             20             25             30        35 (3)
------------         -----------     ----------     ----------    ----------   ---------
   $125,000            $32,500        $43,300        $54,100        $65,000     $65,000
    150,000             40,000         53,300         66,600         80,000      80,000
    175,000             47,500         63,300         79,100         95,000      95,000
    200,000             55,000         73,300         91,600        110,000     110,000
    225,000             62,500         83,300        104,100        125,000     125,000
    250,000             70,000         93,300        116,600        140,000     140,000
    300,000             85,000        113,300        141,600        170,000     170,000
    350,000            100,000        133,300        166,600        200,000     200,000
    400,000            115,000        153,300        191,600        230,000     230,000
    450,000            130,000        173,300        216,600        260,000     260,000
    500,000            145,000        193,300        241,600        290,000     290,000
    550,000            160,000        213,300        266,600        320,000     320,000
    600,000            175,000        233,300        291,600        350,000     350,000
    650,000            190,000        253,300        316,600        380,000     380,000
    700,000            205,000        273,300        341,600        410,000     410,000

----------

(1) The benefits listed in the retirement benefits table are not subject to any Social Security or other offset amounts.
(2) The remuneration under the Pension Plan, the Excess Plan and the Supplemental Plans is the amount shown in the column entitled "Salary" in the "Summary Compensation Table" and does not include amounts shown in the column entitled "Bonus" in such Table. The Pension Plan is a qualified plan and is subject to the compensation limit, described above, contained in Section 401 (a) (17) of the Code for calculating the Participant's benefit.
(3)  Benefits do not accrue for service in excess of 30 years.

   The Named Executives, as of December 31, 1996, had the following years of credited service (i.e., benefit service): George L. Engelke, Jr., 25 years 6 months; Arnold K. Greenberg, 21 years 7 months; Thomas W. Drennan, 10 years 6 months; Monte N. Redman, 19 years 7 months; and William K. Sheerin, 40 years 8 months.

                                 PROPOSAL NO. 2
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   AFC's independent auditors for the fiscal year ended December 31, 1996 were KPMG Peat Marwick LLP. AFC's Board of Directors has reappointed KPMG Peat Marwick LLP to continue as independent auditors for AFC and the Association for the year ending December 31, 1997, subject to ratification of such appointment by the shareholders. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT
                                            ---
OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF AFC.

ADDITIONAL INFORMATION

   Cost of Proxy Solicitation

   The cost of solicitation of proxies by AFC, which is expected to be less than $15,000.00, will be borne by AFC. Kissell-Blake, Inc. has been retained to assist in the solicitation of proxies under a contract providing for payment of a fee of $5,000 plus reimbursement for its expenses. In addition to solicitations by mail, Kissell-Blake, Inc., or a number of regular employees and directors of AFC and its subsidiaries, may solicit proxies in person, by mail or by telephone, but none of these persons will receive any compensation for their solicitation activities in addition to their regular compensation. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for forwarding solicitation material to the beneficial owners of AFC Common Stock held of record by such fiduciaries, and AFC will reimburse them for their reasonable expenses in accordance with the rules of the SEC and the NASD.

   Shareholder Proposals

   To be considered for inclusion in AFC's proxy statement and form of proxy relating to the annual meeting of shareholders to be held in 1998, a shareholder proposal must be received by the Secretary of AFC at the address set forth on the first page of this Proxy Statement not later than December 8, 1997. Any such proposal will be subject to 17 C.F.R. (S)240.14a-8 promulgated by the SEC under the Exchange Act.

   Notice of Business to be Conducted at an Annual Meeting

   The Bylaws of AFC provide an advance notice procedure for a shareholder to properly bring business before an annual meeting or to nominate any person for election to the Board. The shareholder must give written advance notice to the Secretary of AFC not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder, to be timely, must be received not later than the close of business on the tenth day following the date on which AFC's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder's name and address, as they appear on AFC's record of shareholders, the class and number of shares of AFC's capital stock that are beneficially owned by such shareholder, a brief description of the proposed business or the names of the person(s) the shareholder proposes to nominate, and, as to business which the shareholder seeks to bring before an annual meeting, the reason for conducting such business at the Annual Meeting and any material interest of such shareholder in the proposed business. In the case of nominations for election to the Board, certain information regarding the nominee must also be provided. Nothing in this paragraph shall be deemed to require AFC to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received.

   Other Matters Which May Properly Come Before the Meeting

   The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters as directed by the Board

   Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

   A COPY OF AFC'S ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO ASTORIA FINANCIAL CORPORATION, INVESTOR RELATIONS DEPARTMENT, ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085.

                                        By order of the Board of Directors

                                        /s/ William K. Sheerin

                                        William K. Sheerin
                                        Senior Vice President and Secretary

Lake, Success, New York
April 7, 1997

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         [LETTERHEAD OF ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION]

                                                        April 7, 1997

TO: ALL PARTICIPANTS IN THE ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION RECOGNITION AND RETENTION PLAN FOR OUTSIDE DIRECTORS (DIRECTOR RRP)

Re:  Annual Meeting of Shareholders to be held on May 21, 1997
     ---------------------------------------------------------

Dear Participants:

     In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 21, 1997, enclosed please find the following documents:

        a)   Confidential Voting Instruction form,
        b) Proxy Statement dated April 7, 1997, including a Notice of Annual Meeting of Shareholders,
        c)   1996 Annual Report to Shareholders, and
        d) a return envelope, addressed to ChaseMellon Shareholder Services, Inc., C/O Alan P. Eggleston, Senior Vice President and General Counsel, Astoria Federal Savings and Loan Association.

     As a participant in the Director RRP, you have the right to direct the Trustee of the Director RRP (Chase Manhattan Bank, N.A.) how to vote the shares of Astoria Financial Corporation Common Stock ("Shares") held by the Director RRP Trust and awarded to you, but not yet earned and distributed under the Plan as of March 26, 1997, the meeting record date. In general, the Director RRP Trustee will be directed to vote the Shares held by the Director RRP Trust and awarded to you by casting votes FOR and AGAINST each proposal as specified in the Confidential Voting Instruction form accompanying this letter. If you do not direct the Trustee how to vote the Shares awarded to you, the Director RRP Trustee shall not vote such Shares.

UNANTICIPATED PROPOSALS

     It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction form will be presented for shareholder action at the 1997 Annual Meeting of Shareholders. If this should happen, the Director RRP Trustee will be instructed to vote upon such matters in the Director RRP Trustee's discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Director RRP Trustee.

     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction form to signify your direction to the Trustee. The Confidential Voting Instruction form should then be sealed in the envelope provided and returned to Mr. Eggleston for delivery to ChaseMellon Shareholder Services, Inc. To direct the voting of your shares, the Confidential Voting Instruction form must be received no later than May 13, 1997.

     PLEASE NOTE THAT THE INSTRUCTION OF INDIVIDUAL PARTICIPANTS WILL BE KEPT CONFIDENTIAL. INSTRUCTIONS WILL BE DELIVERED BY MR. EGGLESTON IN THE SEALED ENVELOPES AND CHASEMELLON SHAREHOLDER SERVICES, INC. AND THE DIRECTOR RRP TRUSTEE WILL NOT DISCLOSE YOUR VOTING INSTRUCTION TO ANYONE AT ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION OR ASTORIA FINANCIAL CORPORATION.

     This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

                              Very truly yours,

                              Astoria Federal Savings and Loan Association,
                                    as Administrator


                              By:   /S/ William K. Sheerin
                                    --------------------------------------------
                                    Senior Vice President and Secretary

                         ASTORIA FINANCIAL CORPORATION
                        CONFIDENTIAL VOTING INSTRUCTION
                    SOLICITED BY THE ADMINISTRATOR FOR THE
    ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION RECOGNITION AND RETENTION
                          PLAN FOR OUTSIDE DIRECTORS

     The undersigned participant or beneficiary of a deceased former participant in the Astoria Federal Savings and Loan Association Recognition and Retention Plan for Outside Directors (the "Director RRP") hereby provides the voting instructions hereinafter specified to the Trustee of the Director RRP (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney or by proxy, the shares of common stock of Astoria Financial Corporation that are held by the Trustee, in its capacity as Trustee as of March 26, 1997, at the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 21, 1997 at 9:30 a.m., eastern time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, and at any adjournment or postponement thereof.

     As to the proposals listed below which are more particularly described in the Proxy Statement dated April 7, 1997, the Trustee will vote the common stock of Astoria Financial Corporation held by the Director RRP Trust, so as to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Administrator dated April 7, 1997.

     If the duly executed Confidential Voting Instruction is returned but no instruction is given, such shares will not be voted.

     THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION RECOMMENDS A VOTE "FOR"ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF EITHER ASTORIA FINANCIAL CORPORATION OR ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION.

1. The election of nominees Andrew M. Burger, Denis J. Connors and Thomas J. Donahue as directors for terms of three years each.

                 FOR                                   WITHHOLD
                 [ ]                                     [ ]

    TO WITHHOLD AUTHORITY TO VOTE FOR ANY PARTICULAR NOMINEE, LINE OR STRIKE OUT THAT NOMINEE'S NAME AND THEN CHECK THE APPROPRIATE BOX AS TO THE REMAINING NOMINEES.

2. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of Astoria Financial Corporation for the fiscal year ending December 31, 1997.

           FOR                    AGAINST                     ABSTAIN
           [ ]                      [ ]                         [ ]

(CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE.)

     In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting and any adjournment or adjournments thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee.

     All proposals listed above in this Confidential Voting Instruction were proposed by Astoria Financial Corporation.

     The undersigned hereby instructs the Trustee to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 7, 1997 for the Annual Meeting and a 1996 Annual Report to Shareholders of Astoria Financial Corporation.



                                    --------------------------------------------

                                    Date:___________________________, 1997

                                   Signature of participant or designated
                                   beneficiary of deceased former participant.
                                   Please sign name exactly as it appears
                                   herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

         [LETTERHEAD OF ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION]


                                                        April 7, 1997

TO: ALL ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION RECOGNITION AND RETENTION PLAN FOR OFFICERS AND EMPLOYEES ("OFFICER AND EMPLOYEE RRP") PARTICIPANTS

Re:  Annual Meeting of Shareholders to be held on May 21, 1997
     ---------------------------------------------------------

Dear Participants:

     In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 21, 1997, enclosed please find the following documents:

        a)   Confidential Voting Instruction form,
        b) Proxy Statement dated April 7, 1997, including a Notice of Annual Meeting of Shareholders,
        c)   1996 Annual Report to Shareholders, and
        d) a return envelope, addressed to ChaseMellon Shareholder Services, Inc., C/O Alan P. Eggleston, Senior Vice President and General Counsel, Astoria Federal Savings and Loan Association.

     As a participant in the Officer and Employee RRP, you have the right to direct the Officer and Employee RRP Trustee (Chase Manhattan Bank, N.A.) how to vote the shares of Astoria Financial Corporation Common Stock ("Shares") held by the Officer and Employee RRP Trust and awarded to you, but not yet earned and distributed under the Plan as of March 26, 1997, the meeting record date. In general, the Officer and Employee RRP Trustee will be directed to vote the Shares held by the Officer and Employee RRP Trust and awarded to you by casting votes "FOR", "AGAINST", "WITHHELD" and "ABSTAIN" as to each proposal as specified in the Confidential Voting Instruction form accompanying this letter. If you do not direct the Trustee how to vote the Shares awarded to you, and as to any Shares which may be held by the Officer and Employee RRP Trust which are not yet awarded, the Officer and Employee RRP Trustee shall vote such Shares in the same manner and proportion as the Shares held by the Officer and Employee RRP Trust which have been awarded and as to which both instructions have been received by May 13, 1997 and, with respect to the instructions so received, directions have been given therein to the Trustee by participants or designated beneficiaries of deceased former participant as to the manner in which their awarded Shares should be voted.

UNANTICIPATED PROPOSALS

     It is possible, although very unlikely, that proposals other than those specified on the

Confidential Voting Instruction form will be presented for shareholder action at the 1997 Annual Meeting of Shareholders. If this should happen, the Officer and Employee RRP Trustee will be instructed to vote upon such matters in the Officer and Employee RRP Trustee's discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Officer and Employee RRP Trustee.

     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction form to signify your direction to the Officer and Employee RRP Trustee. The Confidential Voting Instruction form should then
                          ----------------------------------------------------
be sealed in the envelope provided and returned to Mr. Eggleston for delivery to
--------------------------------------------------------------------------------
ChaseMellon Shareholder Services, Inc. for tabulation. To direct the voting of
------------------------------------------------------------------------------
your shares, the Confidential Voting Instruction form must be received no later
-------------------------------------------------------------------------------
than May 13, 1997.
------------------

     PLEASE NOTE THAT THE INSTRUCTION OF INDIVIDUAL PARTICIPANTS WILL BE KEPT CONFIDENTIAL. INSTRUCTIONS WILL BE DELIVERED BY MR. EGGLESTON IN THE SEALED ENVELOPES AND CHASEMELLON SHAREHOLDER SERVICES, INC. AND THE OFFICER AND EMPLOYEE RRP TRUSTEE WILL NOT DISCLOSE YOUR VOTING INSTRUCTION TO ANYONE AT EITHER ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION OR ASTORIA FINANCIAL CORPORATION.

     This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

                                    Very truly yours,

                                    The Officer and Employee RRP Committee



                                    By: /S/ William J. Fendt
                                        ----------------------------------------
                                         William J. Fendt, Chairman

                         ASTORIA FINANCIAL CORPORATION
                        CONFIDENTIAL VOTING INSTRUCTION
                       SOLICITED BY THE COMMITTEE FOR THE
                  ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION
           RECOGNITION AND RETENTION PLAN FOR OFFICERS AND EMPLOYEES

     The undersigned participant or beneficiary of a deceased former participant in the Astoria Federal Savings and Loan Association Recognition and Retention Plan for Officers and Employees (the "Officer and Employee RRP") hereby provides the voting instructions hereinafter specified to the Trustee of the Officer and Employee RRP (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney or by proxy, the shares of common stock of Astoria Financial Corporation that are held by the Trustee, in its capacity as Trustee, as of March 26, 1997, at the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 21, 1997 at 9:30 a.m., eastern time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, and at any adjournment or postponement thereof.

     As to the proposals listed below which are more particularly described in the Proxy Statement dated April 7, 1997, the Trustee will vote the common stock of Astoria Financial Corporation held by the Officer and Employee RRP Trust so as to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated April 7, 1997.

     If the duly executed Confidential Voting Instruction is returned, but no instruction is given, such shares will not be voted.

     THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSAL NO. 2. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF EITHER ASTORIA FINANCIAL CORPORATION OR ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION.

1. The election of nominees Andrew M. Burger , Denis J. Connors and Thomas J. Donahue as directors for terms of three years each.

                 FOR                                   WITHHOLD
                 [ ]                                     [ ]

    TO WITHHOLD AUTHORITY TO VOTE FOR ANY PARTICULAR NOMINEE, LINE OR STRIKE OUT THAT NOMINEE'S NAME AND THEN CHECK THE APPROPRIATE BOX AS TO THE REMAINING NOMINEES.

2. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of Astoria Financial Corporation for the fiscal year ending December 31, 1997.

          FOR                    AGAINST                         ABSTAIN
          [ ]                      [ ]                             [ ]

(CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE.)

     In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting and any adjournment or adjournments thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee.

     All proposals listed above in this Confidential Voting Instruction were proposed by Astoria Financial Corporation.

     The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 7, 1997 for the Annual Meeting and a 1996 Annual Report to Shareholders of Astoria Financial Corporation.




                                         ---------------------------------------

                                         Date:______________________, 1997

                                         Signature of participant or designated
                                         beneficiary of deceased former
                                         participant. Please sign name exactly
                                         as it appears herein. When signing as
                                         attorney, executor, administrator,
                                         trustee or guardian, please give your
                                         full title as such.

         [LETTERHEAD OF ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION]

                                                        April 7, 1997

TO: ALL ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN (THE "ESOP") PARTICIPANTS

Re:  Annual Meeting of Shareholders to be held on May 21, 1997
     ---------------------------------------------------------

Dear Participants:

     In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 21, 1997, enclosed please find the following documents:

        a)   Confidential Voting Instruction card,
        b) Proxy Statement dated April 7, 1997, including a Notice of Annual Meeting of Shareholders,
        c)   1996 Annual Report to Shareholders, and
        d) a postage-paid return envelope addressed to ChaseMellon Shareholder Services, Inc., Proxy Tabulation Department (ChaseMellon Shareholder Services, Inc. is the Confidential Voting Instruction tabulator for the ESOP).

     As a participant in the ESOP, you have the right to direct the ESOP Trustee (State Street Bank & Trust Company) how to vote the shares of Astoria Financial Corporation Common Stock ("Shares") held by the ESOP as of March 26, 1997, the meeting record date. Pursuant to the terms of the ESOP, each participant has the right to instruct the ESOP Trustee how to vote the Shares allocated to that person's account in the ESOP as of the record date. That number is shown on the enclosed Confidential Voting Instruction card. In general, the ESOP Trustee will be directed to vote the Shares held by the ESOP Trust and allocated to you by casting votes "FOR", "AGAINST", "WITHHELD" or "ABSTAIN" as to each proposal as specified in the Confidential Voting Instruction card accompanying this letter. The ESOP generally states that if you do not direct the Trustee how to vote the Shares allocated to your account, and as to the unallocated Shares held by the ESOP trust, the Trustee shall vote such Shares in a manner calculated to most accurately reflect the instructions received from participants regarding allocated Shares to the extent consistent with its fiduciary duties. The Trustee's fiduciary duties require it to vote any shares which are either unallocated or as to which the Trustee receives no voting instructions in the manner determined by the Trustee to be prudent and solely in the interest of the participants and beneficiaries. To be considered by the Trustee in determining how to vote the Shares held by the ESOP Trust, your voting instruction must be received by ChaseMellon Shareholder Services, Inc. not later than by May 13, 1997.

UNANTICIPATED PROPOSALS

     It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction card will be presented for shareholder action at the 1997 Annual Meeting of Shareholders. If this should happen, the ESOP Trustee will be instructed to vote upon such matters, in the ESOP Trustee's discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the ESOP Trustee.

     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Trustee. You should then seal the card in the enclosed envelope and return it to
-----------------------------------------------------------------------
ChaseMellon Shareholder Services, Inc. To direct the voting of Shares within the
--------------------------------------------------------------------------------
ESOP, the Confidential Voting Instruction card must be received by ChaseMellon
------------------------------------------------------------------------------
Shareholder Services, Inc. no later than May 13, 1997.
------------------------------------------------------

     PLEASE NOTE THAT THE INSTRUCTION OF INDIVIDUAL PARTICIPANTS ARE TO BE KEPT CONFIDENTIAL BY CHASEMELLON SHAREHOLDER SERVICES, INC. AND THE TRUSTEE, WHO HAVE BEEN INSTRUCTED NOT TO DISCLOSE THEM TO ANYONE AT ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION OR ASTORIA FINANCIAL CORPORATION.

     This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

                                         Very truly yours,

                                         The ESOP Committee



                                         By: /S/ Rhoda Baisi
                                             -----------------------------------
                                              Rhoda Baisi

         [LETTERHEAD OF ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION]


                                                        April 7, 1997

TO: ALL ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION INCENTIVE SAVINGS PLAN ("401K PLAN") PARTICIPANTS WITH A PORTION OF HIS OR HER ACCOUNT BALANCE INVESTED IN THE EMPLOYER STOCK FUND

Re:  Annual Meeting of Shareholders to be held on May 21, 1997
     ---------------------------------------------------------

Dear Participants:

     In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 21, 1997, enclosed please find the following documents:

        a)   Confidential Voting Instruction card,
        b) Proxy Statement dated April 7, 1997, including a Notice of Annual Meeting of Shareholders,
        c)   1996 Annual Report to Shareholders, and
        d) a postage-paid return envelope addressed to ChaseMellon Shareholder Services, Inc., Proxy Tabulation Department (ChaseMellon Shareholder Services, Inc. is the Confidential Voting Instruction tabulator for the 401K Plan).

     As a participant in the 401K Plan with all or a portion of your account balance invested in the Employer Stock Fund, you have the right to participate in directing how the Plan Administrator (Astoria Federal Savings and Loan Association) instructs the 401K Trustee (T. Rowe Price Trust Company) to vote the shares of Astoria Financial Corporation Common Stock (the "Shares") held by the 401K Plan as of March 26, 1997, the meeting record date (provided that you had all or a portion of your account invested in the Employer Stock Fund as of the most recent valuation date on or before the meeting record date). In general, the 401K Trustee will be directed to vote the Shares held in the Employer Stock Fund "FOR"and "AGAINST" as to each proposal listed on the Confidential Voting Instruction card in the same proportions as instructions to cast votes "FOR"and "AGAINST" each proposal are given by those individuals with the right to give directions. Each individual's instructions are weighted according to the value of the participant's interest in the Employer Stock Fund as of the most recent valuation available prior to the record date. If you do not file a Confidential Voting Instruction card on or before May 13, 1997, or if you ABSTAIN, your directions will not count.

UNANTICIPATED PROPOSALS

     It is possible, although very unlikely, that proposals other than those specified on the

Confidential Voting Instruction card will be presented for shareholder action at the 1997 Annual Meeting of Shareholders. If this should happen, the 401K Trustee will be instructed to vote upon such matters in the 401K Trustee's discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the 401K Trustee.

     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Plan Administrator. You should then seal the card in the enclosed envelope and return
               -----------------------------------------------------------------
it to ChaseMellon Shareholder Services, Inc. To direct the voting of your
-------------------------------------------------------------------------
Shares, your instruction card must be received by ChaseMellon Shareholder
-------------------------------------------------------------------------
Services, Inc. no later than May 13, 1997.
------------------------------------------

     PLEASE NOTE THAT THE INSTRUCTION OF INDIVIDUAL PARTICIPANTS ARE TO BE KEPT CONFIDENTIAL BY CHASEMELLON SHAREHOLDER SERVICES, INC. AND THE 401K TRUSTEE, WHO HAVE BEEN INSTRUCTED NOT TO DISCLOSE THEM TO ANYONE AT ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION OR ASTORIA FINANCIAL CORPORATION.

     This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

                              Very truly yours,

                              Astoria Federal Savings and Loan Association


                              By: /S/ William K. Sheerin
                                  ----------------------------------------------
                                    Plan Administrator

                         ASTORIA FINANCIAL CORPORATION
                        CONFIDENTIAL VOTING INSTRUCTION
      SOLICITED BY ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION, AS PLAN
           ADMINISTRATOR, FOR THE ASTORIA FEDERAL SAVINGS AND LOAN
                      ASSOCIATION INCENTIVE SAVINGS PLAN

The undersigned participant, former participant or beneficiary of a deceased former participant in the Astoria Federal Savings and Loan Association Incentive Savings Plan (the "401K Plan") hereby provides the voting instructions hereinafter specified to ChaseMellon Shareholder Services, Inc., as the designee of Astoria Federal Savings and Loan Association, as Plan Administrator (the "Plan Administrator"), which instructions shall be taken into account in directing the trustee of the 401K Plan (the "Trustee") to vote in person, by limited or general power of attorney or by proxy the shares and fractional shares of common stock of Astoria Financial Corporation that are held by the Trustee, in its capacity as Trustee, as of March 26, 1997, at the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 21, 1997 at 9:30 a.m., eastern time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, and at any adjournment or postponement thereof.

As to the proposals listed below which are more particularly described in the Proxy Statement dated April 7, 1997, the Plan Administrator of the 401K Plan, will give voting directions to the Trustee. Such directions will reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Plan Administrator dated April 7, 1997.

If the duly executed Confidential Voting Instruction is returned, but no instruction is given, for purposes of providing voting instructions, such shares shall be treated as described in the letter from the Plan Administrator dated April 7, 1997.

(Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

The Board of Directors of Astoria Financial Corporation recommends a vote "FOR" all nominees in Proposal No. 1 and "FOR" Proposal No. 2. The directions, if any, given in this Confidential Voting Instruction will be kept confidential from all directors, officers and employees of Astoria Financial Corporation or the Association.


Please mark your votes as               [X]
indicated in this example


1.   The election of nominees Andrew M. Burger,         FOR     WITHHOLD
Denis J. Connors and Thomas J. Donahue as               [ ]       [ ]
directors for terms of three years each.

To withhold authority to vote FOR any
particular nominee, line or strike out
that nominee's name and then check the
appropriate box as to the remaining
nominees.



2.   The ratification of the appointment of             FOR    AGAINST   ABSTAIN
KPMG Peat Marwick LLP as independent
auditors of Astoria Financial Corporation for           [ ]      [ ]       [ ]
the fiscal year ending December
31, 1997.



In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting and any adjournment or adjournments thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee.

All proposals listed above in this Confidential Voting Instruction were proposed by Astoria Financial Corporation.

The undersigned hereby instructs the Plan Administrator to direct the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to execution of this Confidential Voting Instruction, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 7, 1997 for the Annual Meeting and a 1996 Annual Report to Shareholders of Astoria Financial Corporation.

Please sign and date below and return promptly in the enclosed postage paid envelope.

X
 -----------------------------         Date:___________________, 1997
Signature of participant, former participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein.

                         ASTORIA FINANCIAL CORPORATION
                                REVOCABLE PROXY

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ASTORIA FINANCIAL CORPORATION FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 1997 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned shareholder of Astoria Financial Corporation, hereby authorizes and appoints John M. Graham, Jr., William M. Thomas, Jr., or either of them, proxy of the undersigned, with full power of substitution, to attend and act as proxy for the undersigned and to vote as designated below all shares of common stock of Astoria Financial Corporation which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 21, 1997 at 9:30 a.m., eastern time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, and at any adjournment or postponement thereof.

(Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

The Board of Directors of Astoria Financial Corporation recommends a vote "FOR" all nominees in Proposal No. 1 and "FOR" Proposal No. 2.



Please mark your votes as                       [X]
indicated in this example


1.   The election of nominees Andrew M. Burger,        FOR       WITHHOLD
Denis J. Connors and Thomas J. Donahue as              [ ]         [ ]
directors for terms of three years each.

To withhold authority to vote FOR any particular nominee, line or strike out that nominee's name and then check the appropriate box as to the remaining nominees.



2.   The ratification of the appointment of        FOR      AGAINST     ABSTAIN
KPMG Peat Marwick LLP as independent               [ ]        [ ]         [ ]
auditors of Astoria Financial Corporation for the fiscal year ending December
31, 1997.


All proposals listed above in this revocable proxy were proposed by Astoria Financial Corporation. Astoria Financial Corporation is not currently aware of any other business that may come before the Annual Meeting. The Board of Directors of Astoria Financial Corporation, in its discretion, will direct the vote of the proxies upon such other business as may properly come before the Annual Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to postpone or adjourn the Annual Meeting.

THIS PROXY IS REVOCABLE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSAL NO. 2.

The undersigned hereby acknowledges receipt, prior to the execution of this proxy, of a Notice of Annual Meeting of Shareholders of Astoria Financial Corporation, a Proxy Statement dated April 7, 1997 for the Annual Meeting and a 1996 Annual Report to Shareholders of Astoria Financial Corporation.

Please sign and date below and return promptly in the enclosed postage paid envelope.

X____________________________________________________________________
X____________________________________________________________________
Date:___________________, 1997

Please sign name exactly as it appears hereon. If shares are registered in more than one name, all should sign, but if one signs, it binds the others. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

                         ASTORIA FINANCIAL CORPORATION
                        CONFIDENTIAL VOTING INSTRUCTION
          SOLICITED BY THE EMPLOYEE STOCK OWNERSHIP PLAN COMMITTEE,
            AS PLAN ADMINISTRATOR, FOR THE ASTORIA FEDERAL SAVINGS
              AND LOAN ASSOCIATION EMPLOYEE STOCK OWNERSHIP PLAN

As a "named fiduciary," the undersigned participant, former participant or beneficiary of a deceased former participant in the Astoria Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP") hereby provides the voting instructions hereinafter specified to State Street Bank & Trust Company, the trustee of the ESOP (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney or by proxy, the shares and fractional shares of common stock of Astoria Financial Corporation that are held by the Trustee, in its capacity as Trustee, as of March 26, 1997, at the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 21, 1997 at 9:30 a.m., eastern time, at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, and at any adjournment or postponement thereof.

As to the proposals listed below which are more particularly described in the Proxy Statement dated April 7, 1997, the Trustee will vote the common stock of Astoria Financial Corporation held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the ESOP Committee dated April 7, 1997.

If the duly executed Confidential Voting Instruction is returned, but no instruction is given, for purposes of providing voting instructions, such shares shall be treated as described in the letter from the Plan Administrator dated April 7, 1997.

(Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.)

The Board of Directors of Astoria Financial Corporation recommends a vote "FOR" all nominees in Proposal No. 1 and "FOR" Proposal No. 2. The directions, if any, given in this Confidential Voting Instruction will be kept confidential from all directors, officers and employees of Astoria Financial Corporation or the Association.

Please mark your votes as
indicated in this example                                               [X]



1.   The election of nominees Andrew M.         FOR       WITHHOLD
Burger, Denis J. Connors and Thomas J.          [ ]         [ ]
Donahue as directors for terms of three
years each.

To withhold authority to vote FOR any
particular nominee, line or strike out
that nominee's name and then check the
appropriate box as to the remaining
nominees.


2.   The ratification of the appointment        FOR       AGAINST      ABSTAIN
of KPMG Peat Marwick LLP as independent         [ ]         [ ]          [ ]
auditors of Astoria Financial Corporation for the fiscal year ending December
31, 1997.


In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting and any adjournment or adjournments thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee.

All proposals listed above in this Confidential Voting Instruction were proposed by Astoria Financial Corporation.

The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 7, 1997 for the Annual Meeting and a 1996 Annual Report to Shareholders of Astoria Financial Corporation.

Please sign and date below and return promptly in the enclosed postage paid envelope.

X
-----------------------------------         Date:___________________, 1997
Signature of participant, former participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein.